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                                                                   EXHIBIT 99.17

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                         DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                     Report Number:    33                 Page 1 of 2
                                                                                    ---------
Chapter 11                                                     For the Period FROM: 7/1/2004
                                                                                    ---------
Case No. LA 01-44828-SB (Administratively Consolidated with                     TO: 7/31/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                             ---------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
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
Profit and Loss Statement (Accrual Basis Only)
A. Related to Business Operations
   Gross Sales                                                                              $            -
   Costs Related to Revenues (Film Cost Amortization)
         Gross Profit                                                                                                       -
                                                                                                              ---------------
   Less: Operating Expenses
   Officer Compensation                                                  40,056
                                                               -----------------
   Salaries and Wages - Other Employees                                   11,781
                                                               -----------------
     Total Salaries and Wages                                                                       51,837
                                                                                            --------------
     Employee Benefits and Pensions                                                                  2,655
                                                                                            --------------
   Employer Payroll Taxes/Fees                                             2,303
                                                               -----------------
   Other Taxes                                                 -----------------
     Total Taxes                                                                                     2,303
                                                                                            --------------
   Rent and Lease Expense (including parking)                              8,768
                                                               -----------------
   Distribution/Delivery Expenses                                             72
                                                               -----------------
   Interest Expense                                            -----------------
   Insurance                                                   -----------------
   Automobile Expense/Mileage                                  -----------------
   Utilities (incl. Phone, phone equipment, internet)                      1,411
                                                               -----------------
   Depreciation and Amortization                               -----------------
   Business Equipment Leases                                                 273
                                                               -----------------
   Business Expense reimbursement                                          2,508
                                                               -----------------
   Storage Expense                                                         7,913
                                                               -----------------
   Supplies, Office Expenses, Photocopies, etc.                              551
                                                               -----------------
   Bad Debts                                                   -----------------
   Miscellaneous Operating Expenses                                        2,835
                                                               -----------------
     Total Operating Expenses                                                                       81,128
                                                                                            --------------
             Net Gain/Loss from Business Operations                                                                   (81,128)
                                                                                                              ---------------
B. Not related to Business Operations
   Income

     Interest Income                                                                        --------------
     Other Non-Operating Revenues                                                                        -
                                                                                            --------------
     Gross Proceeds on Sale of Assets                                          -
                                                               -----------------
     Less: Original Cost of Assets plus expenses of sale                       -
                                                               -----------------
             Net Gain/Loss on Sale of Assets                                                             -
                                                                                            --------------
     Total Non-Operating Income                                                                                             -
                                                                                                              ---------------
   Expenses Not Related to Business Operations
     Legal and Professional Service Fees                                                           158,748
                                                                                            --------------
     Other Non-Operating Expenses (Board/Trustee fees)
                                                                                            --------------
     Total Non-Operating Expenses                                                                                     158,748
                                                                                                              ---------------
NET INCOME/(LOSS) FOR PERIOD                                                                                  $      (239,876)
                                                                                                              ===============
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            DEBTOR IN POSSESSION OPERATING REPORT NO: 33             Page 2 of 2

      2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                    Accounts         Accounts
                                                    Payable         Receivable
                                                   --------         ----------
Current     Under 30 days                                 -                  -
                                                   --------         ----------
    Overdue    31-60 days                                 -                  -
                                                   --------         ----------
    Overdue    61-90 days                                 -
                                                   --------         ----------
   Overdue    91-120 days                                 -
                                                   --------         ----------
                                                   --------         ----------
 Overdue    Over 121 days                                 -
                                                   --------         ----------
        Due in the Future                                (0)         1,833,707
                                                   --------         ----------
                    TOTAL                                (0)         1,833,707
                                                   --------         ----------
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      3     Statement of Status of Payments to Secured Creditors and Lessors:

            No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

      4     Tax Liability

            No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

      5     Insurance Coverage

                                                    Carrier/        Amount of           Policy             Premium Paid
                                                   Agent Name        Coverage       Expiration Date        Through Date
                                                   ----------       ----------      ---------------        ------------
Worker's Compensation (RENEWED)                     St. Paul         1,000,000        1/14/2005             1/14/2005
Commercial Property (RENEWED)                       St. Paul         2,000,000        2/14/2005             2/14/2005
Errors & Omissions - Library (RENEWED)              St. Paul         3,000,000         3/3/2005             3/3/2005

      6     Questions:

      A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

            [ ] Yes            Explain:
            [x]  No

      B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?
            [ ] Yes            Explain:
            [x]  No

      7     Statement on Unpaid Professional Fees (Postpetition Amounts Only)

            Total unpaid post-petition Professional Fees during the reporting
            period:                                          $ 126,236.11

      8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

            None.

      9     Quarterly Fees:

            Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                   /s/ Alice Neuhauser
                                             -----------------------------------
                                                    Debtor in Possession